INTANGIBLE ASSETS (Tables)	12 Months Ended
Sep. 30, 2023
INTANGIBLE ASSETS
Schedule of intangible assets

	As of September 30,
	2023	2022
Land use rights, cost	$545,689	$559,688
Software, cost	14,417,696	14,418,101
Patent, cost	1,357,341	690,237
Other intangible assets, cost	1,097	1,569
Less: impairment charge	(13,117,788)	(2,771,019)
Less: accumulated amortization	(1,766,651)	(1,483,125)
Intangible assets, net	$1,437,384	$11,415,451